UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

___________________________________________________________________

Date of report (Date of earliest event reported): July 15, 2009

DEBT RESOLVE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-33110	33-0889197
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

150 White Plains Road, Suite 108	10591
Tarrytown, New York	(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code: (914) 949-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR     240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR     240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 15, 2009, the Board of Directors of Debt Resolve, Inc. announced a number of significant management changes, as follows:

•	Kenneth H. Montgomery stepped down from the Board and as Chief Executive Officer effective July 1, 2009.
•	David M. Rainey, Debt Resolve’s current President and Chief Financial Officer, was named Interim Chief Executive Officer of Debt Resolve.

The information contained in the press release included as an exhibit to this current report concerning these management changes is incorporated herein by reference in its entirety.

Item 8.01 Other Events.

On July 15, 2009, the Board of Directors of Debt Resolve, Inc. also announced that an investment banking agreement has been signed with Finance 500, Inc. to act as the Company’s financial advisor.

The information contained in the press release included as an exhibit to this current report is incorporated herein by reference in its entirety.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release of Debt Resolve, Inc. issued July 20, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEBT RESOLVE, INC.

Date: July 20, 2009	By: /s/ James D. Burchetta

James D. Burchetta

Chairman of the Board